Trade receivables	6 Months Ended
Jun. 30, 2022
Trade Receivables
Trade receivables

14.	Trade receivables

Trade receivables include the following:

	June 30,	December 31,
€ in thousand	2022	2021
Trade receivables	16,253	44,030
Less: loss allowance of receivables	(2)	(17)
Trade receivables, net	16,251	44,013

During the six months ended June 30, 2022, and during the six months ended June 30, 2021, no material impairment losses were recognized. Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.

As at June 30, 2022, trade receivables comprised of €16.2 million (December 31, 2021: €40.9 million) in receivables from contracts with customers.